MoneyLion to Acquire Even Financial

MoneyLion® + EVEN

Investor Presentation

December 16, 2021

Disclaimer

Use of Non-GAAP Financial Measures

Some of the financial information and data contained in this presentation, such as adjusted revenue, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). MoneyLion management uses these non-GAAP measures for various purposes, including as measures of performance and as a basis for strategic planning and forecasting. MoneyLion believes these non-GAAP measures of financial results provide relevant and useful information to management and investors regarding certain financial and business trends relating to MoneyLion's results of operations. MoneyLion's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and MoneyLion does not recommend the sole use of these non-GAAP measures to assess its financial performance. MoneyLion management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in MoneyLion's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review MoneyLion's financial statements, which are included in MoneyLion's 10-Q, and not rely on any single financial measure to evaluate MoneyLion's business. To the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which could be material based on historical adjustments.

Forward-Looking Statements

The information in this press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MoneyLion's management and are not predictions of actual performance.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MoneyLion. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to MoneyLion; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; MoneyLion's ability to manage future growth; MoneyLion's ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on MoneyLion's future business; or, the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MoneyLion presently knows or that MoneyLion currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MoneyLion's expectations, plans or forecasts of future events and views as of the date of this press release. MoneyLion anticipates that subsequent events and developments will cause its assessments to change. However, while MoneyLion may elect to update these forward-looking statements at some point in the future, MoneyLion specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing MoneyLion's assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

MoneyLion® + EVEN

Combines the most robust consumer fintech platform with a scalable embedded finance marketplace and infrastructure

MoneyLion + Even Drives Two-Way Network Effects

MoneyLion

America's leading digital financial platform

Rewire the American banking system so that we can positively change the financial path for every hardworking American

Daily Destination

Shared vision to empower consumers with improved financial access and decision making

EVEN

Leading API and embedded finance marketplace

Intelligently matching consumers with financial products across a growing network of web and app-based channel partners

Distribution Network

Expands MoneyLion's Mission of Creating Financial Access to All Products Essential to Daily Life

IN TIMES OF EXCESS

- Roar Money
- Investing
- Crypto
- EVEN Insurance
- EVEN Mortgages



9:41
Marketplace
Personal loans
Insurance
Automotive
SoFi
Unsecured loan
$12,235
Prequalified
60 mo
Loan term
13.99%
Fixed APR
$279.15
Est. monthly payment
Continue
Offer expires in 30 days
Offer disclosure & more info
Lending Club
Unsecured loan
$12,235
Prequalified
24 mo
Loan term
15%
Fixed APR
$586.3
Est. monthly payment
Marketplace
$185.50
Add money
Transfer
$12.48
Withdraw

IN TIMES OF NEED

- Instacash
- Credit Builder Plus
- Personal Loans EVEN
- Student Loans EVEN
- Credit Cards EVEN

Strategic Rationale

Expands target addressable market	Leveraging Even's scalable embedded marketplace infrastructure, to tap into the rapidly growing \$230 billion embedded finance industry [1]
MoneyLion operates "beyond the app" with expanded distribution capabilities	Growing network of over 400 financial institution partners and 500 channel partners
Broadens the range of products and services available within MoneyLion	Covering a portfolio of consumer purchasing intents, including loans, credit cards, mortgages, savings and insurance products
Immediately positions MoneyLion as a "must have" consumer product	AI-driven intelligence layer matches consumers with the right product at the right time, in pursuit of improved financial access and outcomes across all FICO segments
Accretive to profitability with diversified revenue	Adds immediate scale and revenue diversification, while maintaining growth profile: expected to add \$90 million of revenue and positive EBITDA, excluding synergies, in 2022

(1) Embedded finance revenue forecast in 2025 based on Light Year Capital Markets estimates

EVEN

A category-leading embedded finance marketplace and infrastructure platform

Even Allows MoneyLion to Own Scalable Marketplace Infrastructure

500 Channel Partners | Fee-based revenue model for matching marketplace supply and demand | 400 Financial Institutions



Mass News Sites
Financial Content Publishers
Credit Portal
Membership & Association
Financial institutions
Retail
EVEN
Loans
Insurance
Savings Accounts
Credit Cards
Credit Building
Mortgage
Integrate with web, mobile, or other experiences
Full license coverage

Even Matches Consumers with Personalized Financial Product Recommendations

$700B+ Consumer Applications for Financial Services

125M+ Consumer Profiles Generated

8M+ Applicants Routed Monthly

Any business → EVEN Platform

- Loans: LightStream, LendingClub, LendingPoint, OneMain Financial, SoFi, Upstart, best egg, opploans
- Credit Cards: ABOC, deserve, AVANT, first access card, TOTAL
- Student Loan Refinance: SoFi, earnest, splash financial, PenFed Credit Union, LendKey
- Savings: Aspiration, citi, ufb DIRECT, CIT
- Insurance: Legal & General, Mutual of Omaha, Protective, Lincoln Financial Group, bestow, Haven Life, Pacific Life, Assurity
- Mortgages
- Credit Building
- And More

Even Broadens the Range of Products and Services Available Within MoneyLion

MoneyLion's **open architecture marketplace** delivers a **new distribution channel** for **Even's 400 financial institution partners**

Expands MoneyLion's portfolio of purchasing intents across a spectrum of client segments, including higher FICO segments

Benefits to Our Customers:

- Access to hundreds of new financial products
- Hyper-personalized matching and recommendation experience
- Ability to compare products and services transparently



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9:41
Marketplace
Personal loans
Insurance
Automotive
SoFi
Unsecured loan
$12,235
Pre-qualified
60 mo
Loan term
13.99%
Fixed APR
$279.15
Est. monthly payment
Continue
Offer expires in 30 days
Offer disclosure & more info
Lending Club
Unsecured loan
$12,235
Pre-qualified
24 mo
Loan term
15%
Fixed APR
$586.3
Est. monthly payment
Marketplace
Petal credit card
Your chance of approval: OUTSTANDING
2% - 10%
Cash Back
19.99% - 29.49%
APR
$0 annual fee
Your top insurance options:
Liberty Mutual
$65/mo
Save $55/mo
Nationwide
$72/mo
Save $48/mo
Allstate
$75/mo
Save $45/mo

MoneyLion Operates "Beyond the App" With Expanded Distribution Capabilities

MoneyLion's suite of products will be available across **500 channel partner websites and apps**

MoneyLion's products are highly complementary to the existing Even marketplace suite, expanding the range of services available to network partners



select
EVEN
Congratulations! We've matched you with the following offers
MoneyLion
Monthly Fee $1
Round Up To Crypto On Purchases Yes
RoarMoney Debit Mastercard Early Paycheck
Zero Hidden Fees
Debit Card Rewards
OPEN ACCOUNT
TransUnion
Offers › Personal Loans
Find the funds you need now – fast, easy, secure.
We were able to match you with the following offer
Special Offer
MoneyLion
MoneyLion Credit Builder Plus
Whether you need to establish a credit history or rebuild your credit, Credit Builder Plus helps you build credit while you save — with no hard credit check.
CONTINUE
MassMutual
EVEN
Get Matched With A Banking Provider In Less Than 60 Seconds
Congratulations! We've matched you with the following offers
MoneyLion
Monthly Fee $1
Round Up To Crypto On Purchases Yes
RoarMoney Debit Mastercard Early Paycheck
Zero Hidden Fees
Debit Card Rewards
OPEN ACCOUNT

Benefits to Our Customers:

MoneyLion products will be more easily discovered across hundreds of channels – *meeting our customers where they are*

Catalyzing the Flywheel



More Channel Partners
More Consumers and Consumer Data
Better Recommendations and Larger Market
More Financial Institutions and Products
Improved Consumer Outcomes
More Conversions and Better Monetization
Network Effect
MoneyLion
+
EVEN

Transaction Structure

Consideration	▪ $15 million in cash and $345 million in preferred shares that are convertible into 34.5 million MoneyLion common shares at $10 / share ▪ 3% annual cumulative dividend on unconverted preferred shares, payable in cash or equity at MoneyLion's discretion ▪ Transaction validates MoneyLion's initial public listing valuation of $10 / share	→ Innovative financing structure
Earn-Out	▪ Up to $80 million, payable in preferred shares, tied to successful achievement of certain revenue targets ▪ Even employees will be subject to a lock-up of 12 months following closing of the transaction; all other Even shareholders will be subject to a lock-up until March 22, 2022	→ Creates long-term alignment around shareholder value creation
Management & Governance	▪ Even will continue to operate as an independent, wholly-owned subsidiary of MoneyLion ▪ Phillip Rosen, Even's CEO, to join MoneyLion Executive Committee ▪ Highly talented team comprised of 100 engineers, product managers and enterprise sales team	→ Enhances product leadership and innovation with an expanded team

High Growth Profile Expected to Add Incremental $90 Million in Revenue in 2022, with Positive EBITDA Contribution

Quarterly Revenue

MoneyLion



+95%
Q4 2020
Q1 2021
Q2 2021
Q3 2021

EVEN



+130%
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Even: 2021E – 2022E Revenue

($ in millions)



80% growth
$50
$90
2021E
2022E

- 2022E EBITDA-positive on a standalone basis
- Diversifies revenue streams
- Excludes synergies

Note: Revenue presented on a GAAP basis.
Note: Even's financial information is preliminary, unaudited and subject to adjustment upon finalization of financial statements for these periods. Any adjustments may be material.

MoneyLion® + EVEN + MALKA

The combination of MoneyLion's powerful, digital financial platform, Even's embedded finance marketplace and infrastructure and Malka Media Group's creator network and content platform enables us to achieve the full potential of our mission:

Providing financial access and advice to all consumers, wherever they are investing their attention

Delivering FinTech 3.0

- **Even immediately enables MoneyLion to own all required capabilities to become the daily destination**
- **Infrastructure platform for embedded finance**
- **Highly differentiated suite of capabilities, unparalleled in fintech today**



MoneyLion
High Engagement Financial Products
Intent
Decision
Action
MALKA
Influence
Content
Culture
Network
FinTech 3.0
Consumer Finance Marketplace
EVEN
3rd Party Financial Product Breadth
Network
Connectivity

FinTech 3.0: Engagement >> Recommendations >> Monetization

THANK YOU